Chaparral Energy Wells Fargo Conference December, 2012 Exhibit 99.1

This presentation contains "forward-looking statements" within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and significantly depressed natural gas prices since the middle of 2008, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-
downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, including the impact of the oil spill in the Gulf of Mexico on our present and future operations, the impact of government regulation, and the operating hazards attendant to the oil and natural gas business.  In particular, careful consideration should be given to cautionary statements made in the various reports we have filed with the Securities and Exchange Commission. We undertake no duty to update or revise these forward-looking statements.
2

3

Company Representative
Company Representative
Joe Evans
Chief Financial Officer
& Executive Vice President
Mark Fischer
Chief Executive Officer
& President
John Zimmerman
Director of Corporate Finance
& Investor Relations

Chaparral Overview
Chaparral Overview
Founded in 1988, Based in Oklahoma City
Core areas — Mid-Continent (Oklahoma) and Permian Basin (W. Texas)
Oil-weighted producer (64% oil; 36% gas); R/P ratio 18 years
Second largest oil producer in Oklahoma
Stable 1P base with large potential upside – 740 MMBoe
Near-term growth potential through drilling in conventional
& emerging plays ~ 450,000 acres
Long-term growth through CO
2
EOR – 74 fields
1 As of 12/31/11 using SEC methodology
Company Statistics
Production (Boe/d)
Proved Reserves (MMBoe)
Proved Reserves PV-10 ($mm)
TTM EBITDA ($mm)
4
4
1
1
~26,100
Q3, 2012
156.3
$2,309
$313

Wilcox Trend
Miocene Trend
Frio Trend
Salt Dome Basin

Chaparral ENERGY

Operating Areas
Operating Areas
As of December 31, 2011 (SEC)
Core Area
Growth Area
Acreage
Field Offices
Headquarters
North Texas
Reserves: 3.9 MMBoe, 3% of total
Production: 0.5 Mboe/d, 2% of total
Permian Basin
Reserves: 19.3 MMBoe, 12% of total
Production: 3.6 MBoe/d, 15% of total
Company Total
December 2011 proved reserves – 156.3 MMBoe
2011 average daily production – 23.7 MBoe/d
Acreage (gross / net): 1,178,489 / 590,324
Val Verde
Basin
Sabine
Uplift
Midland
Basin
Delaware
Basin
Ouachita
Uplift
Arkoma
Basin
Fort
Worth
Basin
Anadarko
Woodford
Basin
OKC
Gulf Coast
Reserves: 3.2 MMBoe, 2% of total
Production: 0.9 MBoe/d, 4% of total
Mid-Continent
(Anadarko Basin & Central Oklahoma)
Reserves: 122.2 MMBoe, 78% of total
Production: 17.0 MBoe/d, 72% of total
Ark-La-Tex
Reserves: 7.2 MMBoe, 5% of total
Production: 1.3 MBoe/d, 6% of total
5

Strong Record of Reserve and Production Growth
Strong Record of Reserve and Production Growth
Year-End SEC Reserves (MMBoe)
(1)
2003 – 2011 CAGR = 15%
Annual Production (MMBoe)
2003 – 2011 CAGR = 16%
Chaparral’s reserve replacement ratio averaged 422% per year since 2003
6
6
Year Oil Gas
2007 $96.01 $6.80
2008 $44.60 $5.62
2009 $61.18 $3.87
2010 $79.43 $4.38
2011 $96.19 $4.11
1) Reserves as of December 31
for each year calculated
using flat SEC
pricing per the following:
6
6
0
20
40
60
80
100
120
140
160
180
2003 2004 2005 2006 2007 2008 2009 2010 2011
51
73
103
151
164
113
142
149
156
0
1
2
3
4
5
6
7
8
9
2.6
3.2
4.2
5.4
6.8
7.1
7.6
8.1
8.7
8.8-9.0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012B

Current Production - 2012
Current Production - 2012
2012 Production by Quarter
7
7
7
7
In the 3   Quarter Chaparral increased production by 13.4% over the previous quarter rd
-
5,000
10,000
15,000
20,000
25,000
30,000
Q1 Q2 Q3
23,278 23,018
26,098

Net Debt / EBITDA
Liquidity ($mm)
Financial Position to Execute Strategy
Strong Financial Position
No senior note maturities before 2020
Hedge positions in place to secure cash
flow in near term
Budget CAPEX within free cash flow
(including divestiture proceeds)
$325
$300
$400
8
8
*
* Pro-Forma for $150mm Senior Notes Add-On and Increased Borrowing Base;
subject to 4.5x Debt / EBITDA Borrowing Base covenant
* Pro-Forma for $150mm Senior Notes Add-On
5.6x
4.4x
4.9x
3.2x
3.3x
3.8x
2.3x
2.0x 2.0x
0.0x 0.0x
0.1x
2007 2008 2009 2010 2011 Q3, 2012
Total net debt to EBITDA Net secured debt to EBITDA
$88
$55
$77
$429
$407
$290
$514
2007 2008 2009 2010 2011 Q3, 2012 2012
Pro
Forma*
$15
$300
$400
$550
2012 2016 2017 2018 2019 2020 2021 2022
Current Maturity Profile ($mm)

Capital Budget ($mm)
Capital Budget ($mm)
Component 2008 2009 2010 2011
2012
Budget
2012
Expanded
Budget
2012
%
Drilling  $168  $76 $196 $172 $131 $201 44%
EOR 24  14  36 86 127 168 37%
Enhancements 53  32  39 32 26 16 3%
Acquisitions 46  18  41 17 15 40 9%
Other (P&E,
Capitalized G&A, etc)
48 14 32 28 31 35 7%
Total $339 $154 $344 $336 $330 $460 100%
Key Drilling Areas
Northern OK Mississippi
Horizontal
$73
Anadarko Cleveland Sand 46
Anadarko Granite Wash 22
Marmaton 15
Bone Spring / Avalon 10
Hogshooter 7
Other 28
Total $201
9
9
EOR Field
N. Burbank $104
Panhandle Area 60
Other 3
Total $168
*99% of Capital Program is Oil Focused

10 10 Drilling Resource Potential Drilling Resource Potential

Substantial Resource Potential for Near-Term
Growth
Substantial Resource Potential for Near-Term
Growth
11
11
Near-Term
2,522 Unrisked (1,184 Risked) Net Undrilled Wells
156 MMBoe Proved Reserves Plus 583 MMBoe Unproved Resource Potential
Conventional Drilling (ROR 50% - 75%)
Anadarko Granite Wash
Anadarko Cleveland Sand
Unconventional Resource Play Drilling (ROR 35% - 75%)
Northern Oklahoma Mississippi Play (NOMP) ~ 260,000  acres
Panhandle Marmaton ~ 48,000 acres
Anadarko Woodford Shale ~ 23,000  acres
Bone Spring/Avalon Shale ~ 19,000  acres
11

Northern Oklahoma Mississippi Play
The Northern Oklahoma Mississippi Play (“NOMP”) is a
key near–term focus area for Chaparral
Chaparral acreage over 260,000 net acres in the NOMP
Over 132 MMBoe of potential
1,600 unrisked drilling well inventory
Chaparral Acreage
12
12
Overview NOMP Asset Map
NOMP Well Economics
IP Rates: 100 - 700 Boe/d
EUR: 100 - 400 MBoe
Well Cost: $2.5 - 4.0 million
% Oil: 60% - 90%
IRR: 35% - 75%
KS
OK
Emerging
Core

13

NOMP: Recent Results
NOMP: Recent Results
Current Net Production – 3,200 Boepd (65% Oil)
2012 Capital - $73 mm
NOMP Core (93,000 Net Acres)
Significant industry activity in the play
Drilled or participated in 37 wells to date (18 operated); 2 WOCU
1-3 additional wells in 2012
Average IP ~600 Boepd
Current Net Production – 2,700 Boepd
51% Oil
Emerging NOMP (167,000 Net Acres)
In de-risking phase – industry activity increasing
Drilled 6 wells to date
Average IP ~200+ Boepd
Current Net Production – 500 Boepd
95% Oil

Core Type Curve (With normalized dailies of 68 NOMP Core Wells)

BOEPD - Core Mississippian Horizontal Daily Production - Normalize Average VS 350 Mboe Type Curve (68 Wells)
BOEPD
10,000
1,000
100
10
1
80
70
60
50
40
30
20
10
0
0
100
200
300
400
500
600
700
800
900
1000
BOEPD - NORM_AVG
BOEPD - TYPE CURVE
WELL COUNT

Chaparral ENERGY

14 14 NOMP Core Type Curve NOMP Core Type Curve

Emerging Type Curve (With daily oil-production of 5 Concession Wells to date)

Chaparral Energy
Wildhorse Concession NOMP BOPD
1,000
100
10
1
BOPD
0
50
100
150
200
250
300
DAYS
CUTTHROAT GAP OIL
DENOYA OIL
BLACK DOG'S BAND OIL
ITSIKE OIL
GREAT WHITE HAIR OIL
113 MBO Type Curve ~$2.5 Mil~

Chaparral Energy

15 15 NOMP Emerging Type Curve NOMP Emerging Type Curve

MARMATON SHELF CARBONATE FACIES
BEAVER
MARMATON BASIN SHALE & CLASTIC FACIES
LIPSCOMB
OCHILTREE
MARMATON SHALE & LIME FACIES

Chaparral Energy

Marmaton Shelf Play
Marmaton Shelf Play
Johnston 1H-24
IP +300 Boepd
Leatherman 1H-14
2012 Location
Lamaster 1H-23
IP +500 Boepd
(90% Oil)
Jay 1H-1098
IP +140 Boepd
Wright 1H-1099
2012 Location
Marmaton Production
Chaparral Acreage
Net Acreage 48,000
EUR/well (MBoe)
Cost per Well (MM$) $3.6
Cornell 1H-30
2012 Location
Buy Area
Ochiltree Co, TX
16

150

17 17 Chaparral: Chaparral: A Growing Mid-Continent CO 2 EOR Company A Growing Mid-Continent CO 2 EOR Company

Chaparral is a Leader in the CO2-EOR Industry

- OXY
- Denbury
- Chaparral Energy
- Anadarko Petroleum Corporation
- Chevron
- M
- ExxonMobil
- Fasken Oil and Ranch, Ltd.
- Apache
- HESS
- WHITING

Chaparral Energy

# of Active
Producer
CO2-EOR Projects
31
22
8
7
7
7
6
5
4
4
4
Total 105
Source: April 2012 Oil & Gas Journal
Note: Chaparral projects include the North Burbank Unit
18
18
Chaparral
Chaparral
is
is
a
a
Leader
Leader
in
in
the
the
CO2-EOR
CO2-EOR
Industry
Industry
Chaparral is the third most active CO2-EOR producer in the U.S.

CO
2
EOR Focused Areas
CO
2
EOR Focused Areas
19
19
CO
2
Project Inventory
74 units with 1P, 2P & 3P EOR reserve
8 units with proved reserves
8 units with CO
2
injection
CO
2
Infrastructure – 473 Miles
318 miles of active line
68 miles under construction
87 miles of inactive line
CO
2
Supply
47 MMscf/D of existing CO
2
supply
43 MMscf/D new CO
2
supply
CO2 Tertiary Recovery Projects
Panhandle Area
Burbank
Area
Permian Basin
Central
Oklahoma
Area

20

Currently Owned CO
2
Development Potential and
Infrastructure
Currently Owned CO
2
Development Potential and
Infrastructure
Total OOIP 3,735 MMBo
Primary Production 628 MMBo
Secondary Recovery 597 MMBo
Tertiary Potential   410 MMBo
Net Tertiary Potential 197 MMBo
Existing CELLC CO Pipelines
Existing Third Party CO   Pipelines
Planned CELLC CO Pipelines
Proposed CELLC CO Pipelines
Owned Active CO fields
Owned Potential CO fields
CO Source Locations
Coffeyville Fertilizer Plant
Koch Fertilizer Plant
Agrium Fertilizer Plant
Arkalon Ethanol Plant
2
2
2
2
2
2
2

EOR 2012 Capital Budget
(1)
EOR 2012 Capital Budget
(1)
21
21
Budget by Category
($mm)
2011
Actual
2012
Budget
2012
Expanded
Budget
Infrastructure / Pipelines 14 90 106
Drilling 17 13 24
Enhancements / CO
2
Purchases
55 24 37
Total $86 $127 $168
2012 Field Projects ($mm)
Panhandle
Area
Permian
Basin
Central
Oklahoma
Area
Burbank
Area
(1)
Does not include Capitalized G&A
Panhandle Area
Camrick Area $18
Farnsworth Unit 28
NE Hardesty (Non-op) 7
Booker Area 4
Other 3
$60
Burbank Area
North Burbank Unit $104
Central Oklahoma
NW Velma Hoxbar $3
Permian
No planned expenditures for 2012

32
34
14
29

BOPD

BOPD
BWPD
MMscfCO2/D
BW Inj/D
MMscfCO2 Inj/D
1,000,000
100,000
10,000
1,000
100
10
1
Bbl/D or MMscf/D
Jan-06
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

Chaparral ENERGY

Processing Rate:  The Key to Improved Rate of
Return
Processing Rate:  The Key to Improved Rate of
Return
22
22
Time
25% hcpv Inj./Yr
10% hcpv Inj./Yr
HMU Model:  Processing Rate v. Reserve Recovery
• CO
2
Injection initiated Sep’07
• Processing Rates Average 25% hcpv Inj./Yr
Hovey Morrow Unit (HMU)

3,000
2,500
2,000
1,500
1,000
500
0
Bopd
Actual Oil: nBOPD
Forecast Oil: nBOPD
Base Non-EOR: nBOPD
CAGR = 36%
EOR = 2210 BOPD
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13

Chaparral ENERGY

Monthly Incremental EOR from Active CO 2 Projects 23 23

Chaparral – Potential EOR Production Growth
Chaparral – Potential EOR Production Growth
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
2010 2015 2020 2025 2030 2035 2040
Net Oil Production
24
24
Additional production from
non Business Plan projects
meeting corporate economic
hurdles
Additional CO2 Plan w/ +100
mmcfpd in 2015 at Burbank
Business Plan w/ 95 mmcfpd
in 2015 at Burbank
Business Plan
Add C02
Others

25 25 North Burbank CO 2 Development North Burbank CO 2 Development

Proposed
Kay County
Burbank Unit
North Burbank Unit
South Burbank Unit
Dallas - Osage Unit
S. S. K. W. Unit
Discovery Unit
Garner
Stroud Unit
Atlantic Unit
Cold Springs Unit
Betts Unit
Tidal Osage Unit
Tidal Osage II Unit
Wynona Unit
Wynona E
FEET

North Burbank Unit – Overview
North Burbank Unit – Overview
Chaparral’s North Burbank Unit is its largest EOR field and plans to introduce CO
2
injection into the North
Burbank Unit in 1Q 2013
Chaparral anticipates that it will spend $800 million associated with this EOR project throughout the life of the field
26
26
26
26
Total OOIP 1,163 MMBbls
Primary Production 239 MMBbls
Secondary Recovery 211 MMBbls
Tertiary Potential   119 MMBbls
Net Tertiary Potential 100 MMBbls
Burbank Area:
Net Potential:    100 MMBoe, 51% of total

Bopd
1,000,000
100,000
10,000
1,000
100
Jan-20
Jan-30
Jan-40
Jan-50
Jan-60
Jan-70
Jan-80
Jan-90
Jan-00
Jan-10
Jan-20
Jan-30

Chaparral ENERGY

Burbank in Perspective Burbank in Perspective 27 27 Secondary Development Primary Development Tertiary Development 110 Years “CO2 EOR” “Waterflood” +8,000 BOPD

1700
1600
1500
1400
1300
1200
1100
1000
900
800
700
600
500
2
9
11
12
14
18
19
20
23
24
28
27
800
700

Chaparral
ENERGY

28 28 North Burbank Unit – Miscibility Pressure Build November 2012 Average pressure 1622 psia Ph-I Vicinity Phase I Halo Area Phase II

CVR Partners
Fertilizer
Plant
North Burbank
Unit

Chaparral Energy

Coffeyville CO
2
System
Coffeyville CO
2
System
29
29
The Coffeyville CO
2
System
$84 million of total capital expenditures
23,500 HP compression facility
68.3-mile 8-inch pipeline with potential
capacity of approximately 60 MMcf/d.
CO
2
is sourced from the CVR Partners
fertilizer plant in Coffeyville, KS.
Online and operational in early 2013
Oklahoma
Kansas
Coffeyville CO2 System Asset Map
CO2
System
Panhandle
Coffeyville
CO2
System

COMPRESSOR BUILDING
OFFICE BUILDING
TR1
XFMR
EXISTING BUILDING
STATION COOLING TOWER
POWER POLE
PIPELINE LAUNCHER SITE

Chaparral Energy

Coffeyville CO 2 Compression Facility Coffeyville CO 2 Compression Facility 30 30

Coffeyville CO 2 Facility: Foundation Construction Coffeyville CO 2 Facility: Foundation Construction 31 31

Coffeyville CO 2 Pipeline: Construction Coffeyville CO 2 Pipeline: Construction 32 32

33 33 Coffeyville CO 2 Pipeline: Construction Coffeyville CO 2 Pipeline: Construction

34 34 Other CO 2 Injection Projects Other CO 2 Injection Projects

100,000
10,000
1,000
100
10
1
Gross Boe/d
Gross CO_2 Purchases, Mcf/d
Jan-50
Jan-60
Jan-70
Jan-80
Jan-90
Jan-00
Jan-10
Jan-20
Jan-30

Chaparral Energy

Secondary Development Primary Development Tertiary Development Camrick CO 2 –EOR Flood Camrick CO 2 –EOR Flood 35 35 +1,500 BOPD

10,000
1,000
100
10
1
Gross Boe/d
Gross CO_2 Purchases, Mcf/d
Jan-50
Jan-60
Jan-70
Jan-80
Jan-90
Jan-00
Jan-10
Jan-20
Jan-30

Chaparral ENERGY

36 36 North Perryton CO 2 –EOR Flood North Perryton CO 2 –EOR Flood Secondary Development Primary Development Tertiary Development +600 BOPD

Gross Boe/d
Gross Purchased CO_2 Mcf/d

Chaparral Energy

37

Primary
Development
Secondary
Development
Tertiary
Development
Booker Area CO
2
–EOR Flood
Booker Area CO
2
–EOR Flood
+700 BOPD
1
10
100
1,000
10,000
1
10
1,000
10,000
Jan-80 Jan-90 Jan-00 Jan-10 Jan-20
100

Gross Boe/d
Gross CO_2 Purchases,Mcf/d

Chaparral ENERGY

38

Primary
Development
Tertiary
Development
Secondary
Development
Farnsworth Area CO
2
–EOR Flood (West Side Only)
Farnsworth Area CO
2
–EOR Flood (West Side Only)
+2,900 BOPD
10
100
1,000
10,000
100,000
10
100
1,000
10,000
100,000
Jan-50 Jan-60 Jan-70 Jan-80 Jan-90 Jan-00 Jan-10 Jan-20

39

Potential of 740 MMBoe
Potential of 740 MMBoe
Near-term + Long-term
strategy yields significant
value increase
~ 70% Oil
* Woodford, Bone Spring, Avalon, Cleveland Sand, Granite
Wash, and Marmaton
740
132
200
145
107
156
0
100
200
300
400
500
600
700
800
2011 Proved
Reserves
+NOMP
Drilling
Potential
+EOR
Potential
+ Developing
Emerging
Plays*
+Other
Drilling
=Total
Potential
Near-term focus on NOMP
De-risk play, unlock value
Production growth
Long-term focus on EOR
Low-risk production upside
Long-life, stable production

Financial Overview Financial Overview 40 40

41

Financial Summary
Financial Summary
2009 2010 2011 3Q 2012
Price
Oil & NGL – Wellhead ($/Bbl) $55.04 $74.53 $87.52 $76.13
Gas – Wellhead ($/Mcf) $3.51 $4.36 $4.08 $2.82
Production (MMBoe) 7.6 8.1 8.7 2.4
Oil & NGL (MMBbls) 3.9 4.0 5.0 1.5
Gas (Bcf) 22.6 23.7 21.6 5.2
Financial Data ($mm)
Operating Expenses:
Lease Operating Expenses $94.1 $106.1 $121.4 $35.3
Production and Ad Valorem Taxes 20.3 26.5 34.3 8.8
General and Administrative Expenses (excludes noncash deferred comp)
22.7 27.3 38.3 12.2
Interest  Expense $90.1 $83.6 $96.7 $24.1
EBITDA $224 $288 $313 $86
Total Capital Expenditures $154 $344 $336 $140

Financial Metrics per Boe
Financial Metrics per Boe
Production (Boe) / Day LOE / Boe
EBITDA / Boe G&A / Boe
42
42
19,323
20,926
22,055
23,713
26,098
0
10,000
20,000
30,000
2008 2009 2010 2011 3Q, 2012
$17.04
$12.32
$13.18
$14.03
$14.69
$0
$5
$10
$15
$20
2008 2009 2010 2011 3Q, 2012
$3.16
$3.11
$3.72
$4.86
$5.36
2008 2009 2010 2011 3Q, 2012
$39.43
$29.47
$35.56
$35.98
$35.88
$0
$10
$20
$30
$40
$50
2008 2009 2010 2011 3Q, 2012
$0
$1
$2
$3
$4
$5
$6

Operating Statistics
2011 Results
2012
Guidance
Capital Expenditures $336 million $460 million
Production 8.7 MMBoe 8.8 - 9.0 MMBoe
General and Administrative $4.86/Boe $5.75 - $6.25/Boe
Lease Operating Expense $14.03/Boe $14.25 - $14.75/Boe
2011 Results and 2012 Guidance
2011 Results and 2012 Guidance
43

44

% of Total Proved Reserves Hedged (as of November 23, 2012)
Hedge Portfolio
Note: Dollars represent average strike price of hedges (includes all derivative instruments)
Gas Basis Hedges
YR Price % TP
’12 $ 0.23 78%
’13 $ 0.20 75%
’14 $ 0.23 66%
$4.44
$4.31
$3.95
$94.45
$98.48
#DIV/0!
$ 108.79
$96.28
$73.85
$ 114.26
$99.94
$77.88
$ 105.43
$93.49
$76.67
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Nov - Dec 2012 2013 2014
3 - Way Oil Collars
Oil Swaps
Gas Swaps

Question & Answer Question & Answer 45 45